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                       INVESTOR REPRESENTATION CERTIFICATE


RCM Technologies, Inc.
2500 McClellan Avenue
Suite 350
Pennsauken, New Jersey  08109-4613

Gentlemen:

         This Certificate is being delivered in connection with a certain Stock Purchase Agreement by and among the undersigned, RCM Technologies, Inc. ("RCM"), and The Consortium ("Acquiree") dated March 1, 1996, pursuant to which RCM has agreed to issue to the undersigned certain shares of its common stock (the "Shares") in consideration for the undersigned's shares of Acquiree. In connection therewith, the undersigned acknowledges and attests to the following, all of which acknowledgements and attestations have been relied upon by RCM in agreeing to sell the Shares to the undersigned pursuant to the Stock Purchase
Agreement:

         (i) except with respect to the rights granted to the undersigned pursuant to the Registration Rights Agreement also entered into on even date herewith, the Shares are not being registered under the Securities Act of 1933, as amended (the "Act") on the basis of the statutory exemption provided by Section (4)2 thereof, relating to transactions not involving a public offering, and that RCM's reliance on the statutory exemption thereof is based in part on the representations made by the undersigned in this Certificate;

         (ii) the undersigned acknowledges and represents: (a) that he has reviewed such quarterly, annual and periodic reports of RCM as have been filed with the Securities and Exchange Commission (the "Reports") pursuant to the Exchange Act of 1934 and that he has such knowledge and experience in financial and business matters that he is capable of utilizing the information set forth therein, concerning RCM to evaluate the risk of investing in RCM; (b) that he has been advised that the Shares to be issued to him by RCM constitute "restricted securities" as defined in Rule 144 promulgated under the Act, and accordingly, will not be registered under the Act, except as otherwise provided in the Registration Rights Agreement, and, therefore, he may only be able to sell or otherwise dispose of such Shares in accordance with Rule 144, pursuant to an effective Registration Statement or otherwise pursuant to an exemption form registration under the Act; (c) that the Shares so issued are being acquired by him for his own benefit and on his own behalf for investment purposes and not with a view to, or for resale in connection with, a public offering or redistribution thereof; (d) that the Shares so issued will not be resold (i) without registration thereof under the Act (unless in


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the opinion of counsel acceptable to RCM, an exemption from such registration is available) or (ii) in violation of any law; and (e) that Certificate or Certificates representing the Shares to be issued will be imprinted with a legend in form and substance substantially as follows:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL FOR THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. THE CERTIFICATES REPRESENTING THESE SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS UPON RESALE AND TO THE TERMS AND PROVISIONS OF A STANDSTILL AND SHAREHOLDERS' AGREEMENT DATED MARCH 11, 1996.

         and RCM is hereby authorized to notify its transfer agent of the status of the Shares and to take such other action including, but not limited to, the placing of a "stop-transfer" order on the transfer agent's books and records to assure compliance with the Securities Act of 1933, as amended.

         (iii) the undersigned has been afforded the opportunity to review and is familiar with the Reports of RCM and has based his decision to be a party to the Stock Purchase Agreement solely on the information contained therein;

         (iv)  the  undersigned  is  able  to  bear  the  economic  risks  of an investment  in the  Shares  and he  represents  and  warrants  that his  overall commitment to his investments which are not readily marketable is not disproportionate to his net worth;

         (v) (a) he is at least 21 years of age; (b) he has adequate means of providing for his current needs and personal contingencies; (c) he has no need for liquidity in his investment in the Shares; (d) he maintains his domicile and is not a transient or temporary resident at the address shown above; and (e) all of his investments and commitments to non-liquid assets and similar investments are, and after his acquisition of the Shares, will be reasonable in relation to his net worth and current needs;

         (vi) the undersigned understands that no federal or state agency has approved or disapproved the Shares, passed upon or

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endorsed  the  merits  of the sale of the  Shares  set  forth  within  the Stock
Purchase Agreement or made any finding or determination as to the fairness of the Shares for investment; and

         (vii) the undersigned recognizes that the Shares of common stock of RCM are presently eligible for trading on The NASDAQ Stock Market-Small Cap Index, however, that RCM has made no representations, warranties or assurances as to the future trading value of the Shares, whether a public market will continue to exist for the resale of the Shares, or whether the Shares can be sold at a price reflective of past trading history at any time in the future.

         IN  WITNESS  WHEREOF,   the  undersigned  has  executed  this  Investor
Representation Certificate on this 11th day of March, 1996.


-------------------------           --------------------------------
Witness


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